AXP(R)
                                                                    Extra Income
                                                                            Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express
 Funds

(icon of) clock

AXP Extra Income Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Bonds with
Something Extra

Bonds aren't necessarily conservative securities strictly for people willing to settle for modest returns. High-yield corporate bonds, for example, are actually quite aggressive investments, offering high potential returns to investors willing to take more risk.

These are the bonds that AXP Extra Income Fund invests in. High-yield bonds are issued by a wide range of companies -- from well-established ones that might be experiencing financial difficulty to new, rapidly growing ones that have yet to build a credit history.

Importantly, the Fund spreads its investments among many bonds representing many types of businesses. This helps to spread the investment risk for shareholders.

Table of Contents

2002 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                           3
Portfolio Managers' Q & A                                   3
Fund Facts                                                  6
The 10 Largest Holdings                                     7
Making the Most of the Fund                                 8
The Fund's Long-term Performance                            9
Board Members and Officers                                 10
Independent Auditors' Report (Fund)                        13
Financial Statements (Fund)                                14
Notes to Financial Statements (Fund)                       17
Independent Auditors' Report
    (Portfolio)                                            23
Financial Statements (Portfolio)                           24
Notes to Financial Statements
    (Portfolio)                                            26
Investments in Securities                                  30
Federal Income Tax Information                             41

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2  AXP EXTRA INCOME FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

(picture of) Scott Schroepfer
Scott Schroepfer
Portfolio manager

Portfolio Managers' Q & A

Q: How did AXP Extra Income Fund perform for the 12-month period ended May 31, 2002?

A: In a year that showed mixed results for high-yield bonds overall, AXP Extra Income Fund returned -4.31% (Class A shares, not including sales charges). By comparison, the Merrill Lynch High Yield Bond Index returned 2.18% while the Lipper High Yield Funds Index generated a return of -3.65%.

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3  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Q: What factors affected the Fund's performance during the period?

A: The past year was marked by two distinctly different periods of performance for the Fund. Throughout most of 2001, the environment was generally positive. While the U.S. economy struggled through a mild recession and the tragic events of September 11 sent a shock through the market, high-yield bonds performed reasonably well from June through December. Investors appeared to be gaining confidence that the economy would quickly recover and that bond default rates, an important concern for investors of low-grade bonds, would decline. But near the close of 2001, problems began to arise with high profile bond issuers such as Enron and Global Crossing. The market then began to adopt a very conservative posture with respect to taking risk. As 2002 unfolded, additional problems with other companies, including WorldCom, Adelphia and Qwest, also began to surface. This continued to have a negative impact on the market that investors couldn't shake for the rest of the period. Bonds of some of these troubled companies suddenly lost significant value and that took a toll on the Fund's performance.

Fortunately, other parts of the bond market held up better. Most notably, issues in the gaming sector and lodging, which were hard hit in the wake of September 11, generated strong returns for the Fund. Other areas that enjoyed a solid recovery in the closing months of 2001 included paper, media and auto supply companies, and the Fund captured some of those opportunities. However, investors became more risk-averse in 2002, and that resulted in a setback for the high-yield bond market and the Fund as the 12-month period came to a close.

Q: What changes did you make to the Fund's portfolio?

A: Many of our efforts revolved around taking advantage of areas of the high-yield bond market that were hard hit by what seemed to be an overzealous sell-off within certain sectors. Much of this took place in the wake of the terrorist attacks. Gaming, lodging, homebuilding and certain cyclical companies had suffered significant losses, and we took advantage of what we believed were attractive valuations to add to our holdings in these sectors. Because we had boosted the Fund's cash position during the summer months of 2001, and raised additional cash by selling off some of our healthcare holdings, we had a significant amount of money to put to work when the buying opportunities arose. We also trimmed our exposure to the telecommunications sector, which had been among the hardest hit areas in recent months. We still maintained a significant position in telecommunications, however, almost exclusively in the wireless sector of the market.


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4  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Q: What is your outlook for the months ahead?

A: We believe as the economy continues to make slow yet steady moves toward improvement, the environment for high-yield bonds is poised for favorable performance. It appears that the rate of defaults among these riskier holdings in the fixed-income sector may have peaked in the first months of 2002. As the U.S. economy shows continued evidence of improvement, we anticipate that investors who are skittish about the risk of low-grade bonds will become more attracted to the prospects and return potential available in this sector. In the short run, the market is confronted with numerous issues related to accounting problems, first made public with the Enron situation. But, over time, we expect that the improved condition of the economy will encourage investors that better times are ahead for issuers of low-grade bonds.

Q: How are you positioning the Fund in light of your outlook?
A: We are taking a more aggressive position in the portfolio given our outlook. We continue to hold wireless telecommunications issues that have been hard hit, because we believe they will ultimately prove their value. We have also become increasingly focused on the bonds of issuers who stand to benefit from an improved economy, including steel and industrial companies. We are maintaining strong positions in the gaming, lodging and building products sectors, which have been performing consistently in recent months. Even if interest rates should rise in the months to come, typically a negative event for the bond market, we expect the Fund to perform well in an improving economy.

Scott Schroepfer

Brian J. Lavin

Note to shareholders: A portion of the distributions paid by the Fund will be designated for tax purposes as a return of capital in 2002. The return of capital was caused by the failure of several bond issuers (that eventually defaulted) to pay interest which had been expected to be income for Fund shareholders. This portion of the Fund's distributions will not be subject to taxation as it represents a return of your initial capital investment.



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5  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                     $2.65
May 31, 2001                                                     $3.07
Decrease                                                         $0.42

Distributions -- June 1, 2001 - May 31, 2002
From income*                                                     $0.29
From long-term capital gains                                     $  --
Total distributions                                              $0.29
Total return**                                                  -4.31%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                     $2.65
May 31, 2001                                                     $3.07
Decrease                                                         $0.42

Distributions -- June 1, 2001 - May 31, 2002
From income*                                                     $0.27
From long-term capital gains                                     $  --
Total distributions                                              $0.27
Total return**                                                  -5.05%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                     $2.64
May 31, 2001                                                     $3.05
Decrease                                                         $0.41

Distributions -- June 1, 2001 - May 31, 2002
From income*                                                     $0.27
From long-term capital gains                                     $  --
Total distributions                                              $0.27
Total return**                                                  -4.76%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                     $2.65
May 31, 2001                                                     $3.07
Decrease                                                         $0.42

Distributions -- June 1, 2001 - May 31, 2002
From income*                                                     $0.30
From long-term capital gains                                     $  --
Total distributions                                              $0.30
Total return**                                                  -4.17%


 * $0.05 per share represents a tax return of capital.
** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6  AXP EXTRA INCOME FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                 Percent                Value
                             (of net assets)    (as of May 31, 2002)
Nextel Communications
9.75% 2002                         1.9%             $47,059,200
Allied Waste North America
10.00% 2009                        1.7               40,601,999
CSC Holdings
11.13% Cm Series M Preferred       1.6               39,234,600
Revlon Consumer Products
12.00% 2005                        1.2               29,903,775
Varde Fund V LP                    1.2               29,836,589
BPC Holding
12.50% 2006                        1.2               29,061,601
Mirant Americas Generation LLC
7.63% 2006                         1.2               28,656,300
LaBranche
12.00% 2007                        1.1               26,048,750
CSC Holdings
11.75% Cm Series H Preferred       1.0               25,311,592
Starwood Hotels Resorts
7.88% 2012                         1.0               24,381,400

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here
make up 13.1% of net assets


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7  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o    your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund

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8  AXP EXTRA INCOME FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                 Value of your $10,000 in AXP Extra Income Fund
(line chart)

$30,000


$20,000           Merrill Lynch High Yield Bond Index                $16,325
                                                            AXP Extra Income
                      Lipper High Yield Funds Index             Fund Class A

    $9,525

'92    '93    '94    '95    '96    '97    '98    '99     '00     '01     '02

Average Annual Total Returns (as of May 31, 2002)

             1 year      5 years   10 years    Since inception
Class A      -8.86%      -0.86%     +5.02%           N/A
Class B      -8.50%      -0.77%       N/A          +3.76%*
Class C      -4.76%        N/A        N/A          -3.98%**
Class Y      -4.17%      +0.24%       N/A          +4.68%*

* Inception date was March 20, 1995. **Inception date was June 26, 2000.

Assumes: Holding period from 6/1/92 to 5/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $10,814. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Merrill Lynch High Yield Bond Index and the Lipper High Yield Funds Index. In comparing AXP Extra Income Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Merrill Lynch High Yield Bond Index, an unmanaged index, provides a broad-based measure of performance of non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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9  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                           Position held     Principal occupations during past    Other directorships
address,                        with Registrant   five years
age                             and length of
                                service
------------------------------- ----------------- ------------------------------------ ----------------------------
H. Brewster Atwater,            Board member      Retired chair and chief executive
Jr. 4900 IDS Tower              since 1996        officer, General Mills, Inc.
Minneapolis, MN 55402                             (consumer foods)
Born in 1931
------------------------------- ----------------- ------------------------------------ ----------------------------
Arne H. Carlson                 Chair of the      Chair, Board Services Corporation
901 S. Marquette Ave.           Board since 1999  (provides administrative services
Minneapolis, MN 55402                             to boards), former Governor of
Born in 1934                                      Minnesota
------------------------------- ----------------- ------------------------------------ ----------------------------
Lynne V. Cheney                 Board member      Distinguished Fellow, AEI            The Reader's Digest
American Enterprise Institute   since 1994                                             Association Inc.
for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- ----------------- ------------------------------------ ----------------------------
Livio D. DeSimone               Board member      Retired chair of the board and       Cargill, Incorporated
30 Seventh Street East          since 2001        chief executive officer, Minnesota   (commodity merchants and
Suite 3050                                        Mining and Manufacturing (3M)        processors), Target
St. Paul, MN 55101-4901                                                                Corporation (department
Born in 1936                                                                           stores), General Mills,
                                                                                       Inc. (consumer foods),
                                                                                       Vulcan Materials Company
                                                                                       (construction
                                                                                       materials/chemicals) and
                                                                                       Milliken & Company
                                                                                       (textiles and chemicals)
------------------------------- ----------------- ------------------------------------ ----------------------------
Ira D. Hall                     Board member      Private investor; formerly with      Imagistics International,
Texaco, Inc.                    since 2001        Texaco Inc., treasurer, 1999-2001    Inc. (office equipment),
2000 Westchester Avenue                           and general manager, alliance        Reynolds & Reynolds
White Plains, NY 10650                            management operations, 1998-1999.    Company (information
Born in 1944                                      Prior to that, director,             services), TECO Energy,
                                                  International Operations IBM Corp.   Inc. (energy holding
                                                                                       company), The Williams
                                                                                       Companies, Inc. (energy
                                                                                       distribution company)
------------------------------- ----------------- ------------------------------------ ----------------------------
Heinz F. Hutter                 Board member      Retired president and chief
P.O. Box 2187                   since 1994        operating officer, Cargill,
Minneapolis, MN 55402                             Incorporated (commodity merchants
Born in 1929                                      and processors)
------------------------------- ----------------- ------------------------------------ ----------------------------
Anne P. Jones                   Board member      Attorney and consultant              Motorola, Inc.
5716 Bent Branch Rd.            since 1985                                             (electronics)
Bethesda, MD 20816
Born in 1935
------------------------------- ----------------- ------------------------------------ ----------------------------

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10  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                           Position held     Principal occupations during past    Other directorships
address,                        with Registrant   five years
age                             and length of
                                service
------------------------------- ----------------- ------------------------------------ ----------------------------
Stephen R. Lewis, Jr.           Board member      President and professor of
Carleton College                since 2002        economics, Carleton College
One North College Street
Northfield, MN 55057
Born in 1939
------------------------------- ----------------- ------------------------------------ ----------------------------
William R. Pearce               Board member      RII Weyerhaeuser World Timberfund,
2050 One Financial Plaza        since 1980        L.P. (develops timber resources) -
Minneapolis, MN 55402                             management committee; former
Born in 1927                                      chair, American Express Funds
------------------------------- ----------------- ------------------------------------ ----------------------------
Alan G. Quasha                  Board member      President, Quadrant Management,
720 Fifth Avenue                since 2002        Inc. (management of private
New York, NY 10019                                equities)
Born in 1949
------------------------------- ----------------- ------------------------------------ ----------------------------
Alan K. Simpson                 Board member      Former three-term United States      Biogen, Inc.
1201 Sunshine Ave.              since 1997        Senator for Wyoming                  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
------------------------------- ----------------- ------------------------------------ ----------------------------
C. Angus Wurtele                Board member      Retired chair of the board and       Bemis Corporation
4900 IDS Tower                  since 1994        chief executive officer, The         (packaging)
Minneapolis, MN 55402                             Valspar Corporation
Born in 1934
------------------------------- ----------------- ------------------------------------ ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                           Position held     Principal occupations during past    Other directorships
address,                        with Registrant   five years
Age                             and length of
                                service
------------------------------- ----------------- ------------------------------------ ----------------------------
David R. Hubers                 Board member      Retired chief executive officer      Chronimed Inc. (specialty
50643 AXP Financial Center      since 1993        and director of AEFC                 pharmaceutical
Minneapolis, MN 55474                                                                  distribution), RTW Inc.
Born in 1943                                                                           (manages worker's
                                                                                       compensation programs),
                                                                                       Lawson Software, Inc.
                                                                                       (technology based business
                                                                                       applications)
------------------------------- ----------------- ------------------------------------ ----------------------------
John R. Thomas                  Board member      Senior vice president -
50652 AXP Financial Center      since 1987,       information and technology of AEFC
Minneapolis, MN 55474           president since
Born in 1937                    1997
------------------------------- ----------------- ------------------------------------ ----------------------------
William F. Truscott             Board member      Senior vice president - chief
53600 AXP Financial Center      since 2001,       investment officer of AEFC; former
Minneapolis, MN 55474           vice president    chief investment officer and
Born in 1960                    since 2002        managing director, Zurich Scudder
                                   Investments
------------------------------- ----------------- ------------------------------------ ----------------------------


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11  AXP EXTRA INCOME FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held     Principal occupations during past    Other directorships
                                with Registrant   five years
                                and length of
                                service
------------------------------- ----------------- ------------------------------------ ---------------------------
Leslie L. Ogg                   Vice president,   President of Board Services
901 S. Marquette Ave.           general counsel   Corporation
Minneapolis, MN 55402           and secretary
Born in 1938                    since 1978
------------------------------- ----------------- ------------------------------------ ---------------------------
Paul D. Pearson                 Acting            Vice president - managed
222 AXP Financial Center        treasurer since   assets/investment accounting,
Minneapolis, MN 55474           2002              AEFC, 1998 to present; vice
Born in 1956                                      president-mutual fund
                                                  administrative services, Piper
                                                  Capital Management, 1994-1998
------------------------------- ----------------- ------------------------------------ ---------------------------
Stephen W. Roszell              Vice president    Senior vice president -
50239 AXP Financial Center      since 2002        institutional group of AEFC
Minneapolis, MN 55474
Born in 1949
------------------------------- ----------------- ------------------------------------ ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-

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12  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP EXTRA INCOME FUND, INC.
We have audited the accompanying statement of assets and liabilities of AXP Extra Income Fund, Inc. as of May 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2002, and the financial highlights for each of the years in the five-year period ended May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Extra Income Fund, Inc. as of May 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
July 5, 2002

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13  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Extra Income Fund, Inc.

May 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                 $ 2,453,698,978
Capital shares receivable                                                                                363,379
                                                                                                         -------
Total assets                                                                                       2,454,062,357
                                                                                                   -------------
Liabilities
Dividends payable to shareholders                                                                      3,919,073
Capital shares payable                                                                                    41,228
Accrued distribution fee                                                                                  32,706
Accrued service fee                                                                                            2
Accrued transfer agency fee                                                                                1,613
Accrued administrative services fee                                                                        3,107
Other accrued expenses                                                                                   117,901
                                                                                                         -------
Total liabilities                                                                                      4,115,630
                                                                                                       ---------
Net assets applicable to outstanding capital stock                                               $ 2,449,946,727
                                                                                                 ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                         $     9,248,008
Additional paid-in capital                                                                         4,090,116,773
Undistributed net investment income                                                                    5,658,079
Accumulated net realized gain (loss) (Note 4)                                                     (1,268,687,278)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                               (386,388,855)
                                                                                                    ------------
Total -- representing net assets applicable to outstanding capital stock                         $ 2,449,946,727
                                                                                                 ===============
Net assets applicable to outstanding shares:                 Class A                             $ 1,680,699,640
                                                             Class B                             $   747,828,186
                                                             Class C                             $    20,594,447
                                                             Class Y                             $       824,454
Net asset value per share of outstanding capital stock:      Class A shares      634,330,785     $          2.65
                                                             Class B shares      282,352,278     $          2.65
                                                             Class C shares        7,806,812     $          2.64
                                                             Class Y shares          310,939     $          2.65
                                                                                     -------     ---------------

See accompanying notes to financial statements.

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14  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Statement of operations
AXP Extra Income Fund, Inc.

Year ended May 31, 2002
Investment income
Income:
Dividends                                                                                          $  29,180,186
Interest                                                                                             219,555,875
   Less foreign taxes withheld                                                                          (117,094)
                                                                                                        --------
Total income                                                                                         248,618,967
                                                                                                     -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                     14,736,114
Distribution fee
   Class A                                                                                             4,438,399
   Class B                                                                                             7,618,793
   Class C                                                                                               133,674
Transfer agency fee                                                                                    3,075,696
Incremental transfer agency fee
   Class A                                                                                               237,732
   Class B                                                                                               166,409
   Class C                                                                                                 2,413
Service fee -- Class Y                                                                                       754
Administrative services fees and expenses                                                              1,187,663
Compensation of board members                                                                             13,326
Printing and postage                                                                                     336,919
Registration fees                                                                                        141,761
Audit fees                                                                                                12,000
Other                                                                                                      5,154
                                                                                                           -----
Total expenses                                                                                        32,106,807
   Earnings credits on cash balances (Note 2)                                                            (61,203)
                                                                                                         -------
Total net expenses                                                                                    32,045,604
                                                                                                      ----------
Investment income (loss) -- net                                                                      216,573,363
                                                                                                     -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                            (543,737,889)
   Foreign currency transactions                                                                         (87,694)
   Options contracts written                                                                             118,215
                                                                                                         -------
Net realized gain (loss) on investments                                                             (543,707,368)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                206,825,826
                                                                                                     -----------
Net gain (loss) on investments and foreign currencies                                               (336,881,542)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $(120,308,179)
                                                                                                   =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Extra Income Fund, Inc.

Year ended May 31,                                                                    2002               2001
Operations and distributions
Investment income (loss) -- net                                                 $  216,573,363    $  322,097,201
Net realized gain (loss) on investments                                           (543,707,368)     (382,735,049)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              206,825,826        15,026,448
                                                                                   -----------        ----------
Net increase (decrease) in net assets resulting from operations                   (120,308,179)      (45,611,400)
                                                                                  ------------       -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (149,670,242)     (232,680,925)
      Class B                                                                      (59,269,101)      (90,055,179)
      Class C                                                                         (951,939)         (344,397)
      Class Y                                                                          (63,298)          (73,820)
   Tax return of capital
      Class A                                                                      (32,293,393)               --
      Class B                                                                      (12,976,470)               --
      Class C                                                                         (304,103)               --
      Class Y                                                                          (15,099)               --
                                                                                       -------              ----
Total distributions                                                               (255,543,645)     (323,154,321)
                                                                                  ------------      ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         377,987,318       450,737,898
   Class B shares                                                                  193,484,358       209,897,046
   Class C shares                                                                   19,493,748         9,206,823
   Class Y shares                                                                      492,882           536,729
Reinvestment of distributions at net asset value
   Class A shares                                                                  128,566,265       163,370,284
   Class B shares                                                                   55,871,782        71,478,524
   Class C shares                                                                      911,486           250,707
   Class Y shares                                                                       78,126            74,210
Payments for redemptions
   Class A shares                                                                 (463,158,564)     (679,544,189)
   Class B shares (Note 2)                                                        (196,046,749)     (282,951,069)
   Class C shares (Note 2)                                                          (5,779,179)       (1,075,656)
   Class Y shares                                                                     (260,987)         (529,063)
                                                                                      --------          --------
Increase (decrease) in net assets from capital share transactions                  111,640,486       (58,547,756)
                                                                                   -----------       -----------
Total increase (decrease) in net assets                                           (264,211,338)     (427,313,477)
Net assets at beginning of year                                                  2,714,158,065     3,141,471,542
                                                                                 -------------     -------------
Net assets at end of year                                                       $2,449,946,727    $2,714,158,065
                                                                                ==============    ==============
Undistributed (excess of distributions over) net investment income              $    5,658,079    $     (873,010)
                                                                                --------------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Extra Income Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 573 shares of capital stock at $3.49 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in High Yield Portfolio
The Fund invests all of its assets in the High Yield Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
17  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $87,694 and accumulated net realized loss has been decreased by $87,694.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                     2002                 2001
Class A Distributions paid from:
    Ordinary income                 $149,670,242       $232,680,925
    Long-term capital gain                    --                 --
    Tax return of capital             32,293,393                 --
Class B Distributions paid from:
    Ordinary income                   59,269,101         90,055,179
    Long-term capital gain                    --                 --
    Tax return of capital             12,976,470                 --
Class C Distributions paid from:
    Ordinary income                      951,939            344,397
    Long-term capital gain                    --                 --
    Tax return of capital                304,103                 --
Class Y Distributions paid from:
    Ordinary income                       63,298             73,820
    Long-term capital gain                    --                 --
    Tax return of capital                 15,099                 --

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                       $            --
Accumulated gain (loss)                             $(1,262,942,398)
Unrealized appreciation (depreciation)              $  (382,556,583)

Dividends to shareholders
Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative

--------------------------------------------------------------------------------
17 AXP EXTRA INCOME FUND -- ANNUAL REPORT service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,596,969 for Class A, $642,427 for Class B and $3,781 for Class C for the year ended May 31, 2002.

During the year ended May 31, 2002, the Fund's transfer agency fees were reduced by $61,203 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                            Year ended May 31, 2002
                                               Class A        Class B          Class C     Class Y
Sold                                        132,695,612      68,042,592      6,880,535    172,754
Issued for reinvested distributions          45,340,108      19,708,812        325,523     27,601
Redeemed                                   (162,659,893)    (68,708,850)    (2,032,510)   (92,518)
                                           ------------     -----------     ----------    -------
Net increase (decrease)                      15,375,827      19,042,554      5,173,548    107,837
                                             ----------      ----------      ---------    -------

                                                            Year ended May 31, 2001
                                               Class A        Class B         Class C*     Class Y
Sold                                        138,865,419      64,607,127      2,896,417    168,963
Issued for reinvested distributions          50,473,426      22,066,966         80,205     22,950
Redeemed                                   (208,965,351)    (86,509,968)      (343,358)  (166,782)
                                           ------------     -----------       --------   --------
Net increase (decrease)                     (19,626,506)        164,125      2,633,264     25,131
                                            -----------         -------      ---------     ------

* Inception date was June 26, 2000.

--------------------------------------------------------------------------------
19  AXP EXTRA INCOME FUND -- ANNUAL REPORT

4. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $1,262,942,398 as of May 31, 2002, that will expire in 2003 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2002.



--------------------------------------------------------------------------------
20  AXP EXTRA INCOME FUND -- ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                      2002      2001       2000    1999      1998
Net asset value, beginning of period                                            $3.07     $3.48      $3.97   $4.58     $4.39
Income from investment operations:
Net investment income (loss)                                                      .25       .38        .39     .40       .40
Net gains (losses) (both realized and unrealized)                                (.38)     (.41)      (.49)   (.58)      .17
Total from investment operations                                                 (.13)     (.03)      (.10)   (.18)      .57
Less distributions:
Dividends from net investment income                                             (.24)     (.38)      (.39)   (.43)     (.38)
Tax return of capital                                                            (.05)       --         --      --        --
Total distributions                                                              (.29)     (.38)      (.39)   (.43)     (.38)
Net asset value, end of period                                                  $2.65     $3.07      $3.48   $3.97     $4.58

Ratios/supplemental data
Net assets, end of period (in millions)                                        $1,681    $1,898     $2,224  $2,814    $3,112
Ratio of expenses to average daily net assets(c)                                1.03%     1.04%       .99%    .91%      .89%
Ratio of net investment income (loss)
   to average daily net assets                                                  8.73%    11.54%     10.32%   9.86%     8.90%
Portfolio turnover rate (excluding short-term
   securities)                                                                   125%       76%        44%     47%       81%
Total return(e)                                                                (4.31%)    (.94%)    (2.78%) (3.67%)   13.24%

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                      2002      2001       2000    1999      1998
Net asset value, beginning of period                                            $3.07     $3.48      $3.97   $4.58     $4.39
Income from investment operations:
Net investment income (loss)                                                      .23       .35        .36     .37       .37
Net gains (losses) (both realized and unrealized)                                (.38)     (.41)      (.49)   (.58)      .16
Total from investment operations                                                 (.15)     (.06)      (.13)   (.21)      .53
Less distributions:
Dividends from net investment income                                             (.22)     (.35)      (.36)   (.40)     (.34)
Tax return of capital                                                            (.05)       --         --      --        --
Total distributions                                                              (.27)     (.35)      (.36)   (.40)     (.34)
Net asset value, end of period                                                  $2.65     $3.07      $3.48   $3.97     $4.58

Ratios/supplemental data
Net assets, end of period (in millions)                                          $748      $807       $917  $1,076    $1,046
Ratio of expenses to average daily net assets(c)                                1.79%     1.80%      1.75%   1.67%     1.65%
Ratio of net investment income (loss)
   to average daily net assets                                                  7.94%    10.79%      9.58%   9.11%     8.23%
Portfolio turnover rate (excluding short-term
   securities)                                                                   125%       76%        44%     47%       81%
Total return(e)                                                                (5.05%)   (1.69%)    (3.53%) (4.39%)   12.42%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002    2001(b)
Net asset value, beginning of period                         $3.05     $3.48
Income from investment operations:
Net investment income (loss)                                   .23       .32
Net gains (losses) (both realized and unrealized)             (.37)     (.43)
Total from investment operations                              (.14)     (.11)
Less distributions:
Dividends from net investment income                          (.22)     (.32)
Tax return of capital                                         (.05)       --
Total distributions                                           (.27)     (.32)
Net asset value, end of period                               $2.64     $3.05

Ratios/supplemental data
Net assets, end of period (in millions)                        $21        $8
Ratio of expenses to average daily net assets(c)             1.79%     1.80%(d)
Ratio of net investment income (loss)
   to average daily net assets                               7.39%    11.10%(d)
Portfolio turnover rate (excluding short-term
   securities)                                                125%       76%
Total return(e)                                             (4.76%)   (2.92%)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002      2001       2000    1999      1998
Net asset value, beginning of period                         $3.07     $3.48      $3.97   $4.58     $4.39
Income from investment operations:
Net investment income (loss)                                   .26       .38        .39     .41       .41
Net gains (losses) (both realized and unrealized)             (.38)     (.41)      (.49)   (.59)      .16
Total from investment operations                              (.12)     (.03)      (.10)   (.18)      .57
Less distributions:
Dividends from net investment income                          (.25)     (.38)      (.39)   (.43)     (.38)
Tax return of capital                                         (.05)       --         --      --        --
Total distributions                                           (.30)     (.38)      (.39)   (.43)     (.38)
Net asset value, end of period                               $2.65     $3.07      $3.48   $3.97     $4.58

Ratios/supplemental data
Net assets, end of period (in millions)                         $1        $1         $1      $1        $2
Ratio of expenses to average daily net assets(c)              .87%      .88%       .83%    .83%      .82%
Ratio of net investment income (loss)
   to average daily net assets                               8.80%    11.72%     10.34%   9.93%    10.07%
Portfolio turnover rate (excluding short-term
  securities)                                                 125%       76%        44%     47%       81%
Total return(e)                                             (4.17%)    (.78%)    (2.68%) (3.58%)   13.42%

Notes to financial statements

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of \ earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Yield Portfolio as of May 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
July 5, 2002


--------------------------------------------------------------------------------
23  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
High Yield Portfolio

May 31, 2002
Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $2,773,944,998)         $2,408,291,697
   Investments in securities of affiliated issuers (identified cost $21,964,112)                      65,952
                                                                                                      ------
Total investments in securities (identified cost $2,795,909,110)                               2,408,357,649
Dividends and accrued interest receivable                                                         53,193,478
Receivable for investment securities sold                                                         59,337,106
                                                                                                  ----------
Total assets                                                                                   2,520,888,233
                                                                                               -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                    282,461
Payable for investment securities purchased                                                       55,153,001
Payable upon return of securities loaned (Note 4)                                                 11,527,650
Accrued investment management services fee                                                            38,517
Other accrued expenses                                                                                92,546
                                                                                                      ------
Total liabilities                                                                                 67,094,175
                                                                                                  ----------
Net assets                                                                                    $2,453,794,058
                                                                                              ==============
*Including securities on loan, at value (Note 4)                                              $   11,247,563
                                                                                              --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Statement of operations
High Yield Portfolio

Year ended May 31, 2002
Investment income
Income:
Dividends                                                                                          $  29,181,293
Interest                                                                                             219,567,837
   Less foreign taxes withheld                                                                          (117,098)
                                                                                                        --------
Total income                                                                                         248,632,032
                                                                                                     -----------
Expenses (Note 2):
Investment management services fee                                                                    14,590,025
Compensation of board members                                                                             16,810
Custodian fees                                                                                           121,837
Audit fees                                                                                                36,000
Other                                                                                                     32,692
                                                                                                          ------
Total expenses                                                                                        14,797,364
   Earnings credits on cash balances (Note 2)                                                            (60,693)
                                                                                                         -------
Total net expenses                                                                                    14,736,671
                                                                                                      ----------
Investment income (loss) -- net                                                                      233,895,361
                                                                                                     -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (including $21,208,579 realized
   loss on investments of affiliated issuers) (Note 3)                                              (543,748,958)
   Foreign currency transactions                                                                         (87,696)
   Options contracts written (Note 5)                                                                    118,215
                                                                                                         -------
Net realized gain (loss) on investments                                                             (543,718,439)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                206,824,318
                                                                                                     -----------
Net gain (loss) on investments and foreign currencies                                               (336,894,121)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $(102,998,760)
                                                                                                   =============

Statements of changes in net assets
High Yield Portfolio

Year ended May 31,                                                                   2002                2001
Operations
Investment income (loss) -- net                                                 $  233,895,361    $  341,032,342
Net realized gain (loss) on investments                                           (543,718,439)     (382,747,999)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              206,824,318        15,016,851
                                                                                   -----------        ----------
Net increase (decrease) in net assets resulting from operations                   (102,998,760)      (26,698,806)
                                                                                  ------------       -----------
Proceeds from contributions                                                        157,370,572       108,955,132
Fair value of withdrawals                                                         (319,233,618)     (513,988,442)
                                                                                  ------------      ------------
Net contributions (withdrawals) from partners                                     (161,863,046)     (405,033,310)
                                                                                  ------------      ------------
Total increase (decrease) in net assets                                           (264,861,806)     (431,732,116)
Net assets at beginning of year                                                  2,718,655,864     3,150,387,980
                                                                                 -------------     -------------
Net assets at end of year                                                       $2,453,794,058    $2,718,655,864
                                                                                ==============    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements

High Yield Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


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26  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of May 31, 2002, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of May 31, 2002 was $227,788,997 representing 9.28% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2002, the Portfolio has entered into outstanding forward-commitments of $3,340,000 and when-issued securities of $25,738,469.

--------------------------------------------------------------------------------
27  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.59% to 0.465% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2002, the Portfolio's custodian fees were reduced by $60,693 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,117,829,091 and $3,010,134,138, respectively, for the year ended May 31, 2002. For the same period, the portfolio turnover rate was 125%. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
28  AXP EXTRA INCOME FUND -- ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2002, securities valued at $11,247,563 were on loan to brokers. For collateral, the Portfolio received $11,527,650 in cash. Income from securities lending amounted to $27,938 for the year ended May 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                      Year ended May 31, 2002
                                               Calls
                                     Contracts      Premiums
Balance May 31, 2001                    --          $     --
Opened                                 616           118,215
Expired                               (616)         (118,215)
                                      ----          --------
Balance May 31, 2002                    --          $     --
                                      ----          --------

See "Summary of significant accounting policies."


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29  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Investments in Securities

High Yield Portfolio

May 31, 2002
(Percentages represent value of investments compared to net assets)

Bonds (87.2%)
Issuer                            Coupon          Principal            Value(a)
                                   rate            amount

Government obligations & agencies (0.2%)
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14                         8.00%         $6,157,050(c)       $4,609,783

Aerospace & defense (0.8%)
Alliant Techsystems
  Company Guaranty
   05-15-11                         8.50           9,075,000           9,664,875
Sequa
  Sr Nts
   08-01-09                         9.00          10,000,000          10,100,000
Total                                                                 19,764,875

Automotive & related (1.9%)
Asbury Automotive Group
  Sr Sub Nts
   06-15-12                         9.00           7,590,000(d)        7,618,842
Delco Remy Intl
  Sr Nts
   12-15-07                         8.63           4,000,000           3,960,000
Dura Operating
  Sr Nts
   04-15-12                         8.63          12,375,000(k)       12,808,125
Lear
  Company Guaranty Series B
   05-15-09                         8.11          16,100,000          16,864,750
Stoneridge
  Sr Nts
   05-01-12                        11.50           4,925,000(d)        5,220,500
Total                                                                 46,472,217

Beverages & tobacco (0.2%)
Constellation Brands
  Sr Sub Nts Series B
   01-15-12                         8.13           5,725,000           5,860,969

Building materials & construction (7.5%)
Associated Materials
  Sr Sub Nts
   04-15-12                         9.75           8,410,000(d)        8,746,400
Beazer Homes USA
  Sr Nts
   04-15-12                         8.38           9,455,000(k)        9,809,563
Collins & Aikman Floor Cover
  Sr Sub Nts
   02-15-10                         9.75          14,120,000(d)       14,826,000
D.R. Horton
  Sr Sub Nts
   03-15-11                         9.38           3,200,000           3,328,000
Dayton Superior
  Company Guaranty
   06-15-09                        13.00          13,380,000          13,513,800
Foamex LP/Capital
  Company Guaranty
   08-15-05                        13.50           8,000,000           8,240,000
   04-01-09                        10.75          15,000,000(d)       15,750,000
Louisiana Pacific
  Sr Nts
   11-15-08                        10.88          10,755,000          11,964,938
   08-15-10                         8.88           2,720,000           2,923,516
  Sr Sub Nts
   08-15-05                         8.50          13,250,000          13,972,920
Nortek
  Sr Nts Series B
   03-15-07                         9.25           5,400,000           5,535,000
   09-01-07                         9.13           9,800,000          10,020,500
  Sr Sub Nts Series B
   06-15-11                         9.88           4,735,000           4,853,375
Schuler Homes
  Company Guaranty
   07-15-11                        10.50          17,715,000          19,265,062
Standard Pacific
  Sr Nts
   04-01-09                         8.50           3,200,000           3,256,000
  Sr Sub Nts
   04-15-12                         9.25          13,915,000          14,332,450
WCI Communities
  Company Guaranty
   02-15-11                        10.63          16,035,000          17,237,624
  Sr Sub Nts
   05-01-12                         9.13           6,000,000(d)        6,180,000
Total                                                                183,755,148

See accompanying notes to investments in securities.

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30  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon          Principal            Value(a)
                                   rate            amount

Chemicals (7.2%)
Allied Waste North America
  Company Guaranty Series B
   12-01-08                         8.50%        $12,000,000         $12,060,000
   01-01-09                         7.88          13,450,000          13,063,313
   08-01-09                        10.00          40,200,000          40,601,999
Compass Minerals Group
  Sr Sub Nts
   08-15-11                        10.00           2,595,000(d)        2,763,675
Equistar Chemical/Funding
  Company Guaranty
   09-01-08                        10.13          21,200,000          20,829,000
Huntsman ICI Chemicals LLC
  Company Guaranty
   07-01-09                        10.13           7,200,000           6,705,000
Huntsman Intl LLC
  Sr Nts
   03-01-09                         9.88          10,570,000(k)       10,834,250
IMC Global
  Company Guaranty Series B
   06-01-08                        10.88          10,825,000          11,934,563
   06-01-11                        11.25           5,010,000           5,523,525
Lyondell Chemical
  Company Guaranty
   12-15-08                         9.50           5,835,000           5,630,775
  Series B
   05-01-07                         9.88          10,100,000           9,898,000
MacDermid
   07-15-11                         9.13           9,880,000          10,522,200
Noveon
  Company Guaranty Series B
   02-28-11                        11.00           7,590,000           8,197,200
Resolution Performance
  Sr Sub Nts
   11-30-08                        10.37           9,260,714(d)        9,445,929
   11-15-10                        13.50           8,425,000           9,478,125
Total                                                                177,487,554

Commercial finance (0.6%)
Advance Holding
  Zero Coupon Series B
   04-15-03                        16.60          13,800,000(g)       13,731,000

Communications equipment & services (5.6%)
Alamosa Delaware
  Company Guaranty
   02-01-11                        12.50           5,200,000           4,316,000
American Cellular
  Company Guaranty
   10-15-09                         9.50           3,200,000           1,216,000
Birch Telecom
  Sr Nts
   06-15-08                        14.00          14,000,000(b)          140,000
Crown Castle Intl
  Sr Nts
   08-01-11                         9.38          14,400,000          11,592,000
EchoStar DBS
  Sr Nts
   01-15-09                         9.13          16,400,000(d)       16,482,000
   02-01-09                         9.38          21,815,000          22,142,225
Global Telesystems
  (U.S. Dollar) Sr Nts
   12-15-07                        11.50          19,560,000(b,c)         73,350
   06-15-08                        10.88          15,340,000(b,c)         57,525
GT Group Telecom
  (U.S. Dollar)
   06-30-08                         9.89          20,000,000(c)       10,000,000
Horizon PCS
  Sr Nts
   06-15-11                        13.75           7,400,000(d)        4,366,000
  Zero Coupon Company Guaranty
   10-01-05                        15.18          25,025,000(g)        6,506,500
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
   02-01-10                        12.75          19,000,000(b)          570,000
Nextel Communications
  Series A
   12-20-07                         4.40          16,000,000(h)       13,280,000
Price Communications Wireless
  Company Guaranty Series B
   12-15-06                         9.13          23,250,000          24,296,250
Qwest
   03-15-12                         8.88           5,000,000(k)        4,962,500
Rural Cellular
  Sr Sub Nts Series B
   05-15-08                         9.63          19,660,000          13,024,750
US Unwired
  Zero Coupon Company Guaranty Series B
   11-01-04                        11.37           9,225,000(g,k)      5,535,000
Total                                                                138,560,100

Computers & office equipment (0.5%)
Seagate Technology
  Sr Nts
   05-15-09                         8.00          12,680,000(k)       12,775,100
Energy (6.7%)
Calpine Canada Energy Finance
  (U.S. Dollar) Company Guaranty
   05-01-08                         8.50          29,520,000(c)       24,206,400

See accompanying notes to investments in securities.

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31  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon          Principal            Value(a)
                                   rate            amount
Energy (cont.)
Chesapeake Energy
  Sr Nts Series B
   03-15-12                         8.50%        $13,600,000         $13,668,000
El Paso Energy Partners
  Company Guaranty
   06-01-11                         8.50          15,000,000(k)       15,075,000
Forest Oil
  Sr Nts
   05-01-14                         7.75           9,800,000(d)        9,506,000
Grant Prideco
  Company Guaranty Series B
   12-01-07                         9.63          11,700,000          12,314,250
Hanover Equipment Trust
  Sr Nts
   09-01-08                         8.50          12,975,000(d)       12,780,375
   09-01-11                         8.75          16,615,000(d)       16,282,700
Magnum Hunter Resources
  Sr Nts
   03-15-12                         9.60           6,595,000(d)        6,924,750
Ocean Energy
  Company Guaranty Series B
   07-01-08                         8.38          14,000,000          14,778,260
Tesoro Escrow
  Sr Sub Nts
   04-01-12                         9.63          20,810,000(d)       19,249,250
XTO Energy
  Sr Nts
   04-15-12                         7.50          19,105,000(k)       19,391,575
Total                                                                164,176,560

Energy equipment & services (0.3%)
Key Energy Services
  Sr Nts
   03-01-08                         8.38           6,780,000           7,000,350

Financial services (1.6%)
LaBranche
  Sr Nts
   08-15-04                         9.50          11,030,000          11,699,080
  Sr Sub Nts
   03-02-07                        12.00          22,750,000          26,048,750
Metris Companies
  Company Guaranty
   11-01-04                        10.00             400,000             392,000
Total                                                                 38,139,830

Food (0.3%)
B & G Foods
  Sr Sub Nts
   08-01-07                         9.63           7,785,000(d)        8,028,281

Furniture & appliances (1.0%)
Falcon Products
  Company Guaranty Series B
   06-15-09                        11.38          10,790,000           8,955,700
Interface
  Company Guaranty
   04-01-08                         7.30          10,870,000          10,231,388
Sealy Mattress
  Sr Sub Nts Series B
   12-15-07                         9.88           4,240,000           4,383,100
Total                                                                 23,570,188

Health care (0.3%)
Sybron Dental Specialties
  Sr Sub Nts
   06-15-12                         8.13           8,040,000(h,k)      8,140,500

Health care services (2.7%)
aaiPharma
  Sr Sub Nts
   04-01-10                        11.00           1,750,000(k)        1,682,188
Alliance Imaging
  Sr Sub Nts
   04-15-11                        10.38           6,150,000           6,642,000
Insight Healthcare Services
  Company Guaranty Series B
   11-01-11                         9.88           4,325,000           4,454,750
Magellan Health Services
  Sr Nts
   11-15-07                         9.38           5,800,000(d)        5,640,500
Pacificare Healthcare Services
  Sr Nts
   06-01-09                        10.75           6,675,000(k)        6,891,938
Paracelsus Healthcare
  Sr Sub Nts
   08-15-06                        10.00          26,275,000(b,i)             --
RoTech Healthcare
  Sr Sub Nts
   04-01-12                         9.50           7,690,000(d)        7,997,600
Triad Hospitals
  Company Guaranty
   05-01-09                         8.75          19,555,000          20,752,743
Vanguard Health Systems
  Company Guaranty
   08-01-11                         9.75          11,200,000          11,704,000
Total                                                                 65,765,719

Household products (1.4%)
JohnsonDiversey
  Sr Sub Nts
   05-15-12                         9.63           4,300,000(d)        4,515,000

See accompanying notes to investments in securities.

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32  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon          Principal            Value(a)
                                   rate            amount
Household products (cont.)
Revlon Consumer Products
  Sr Nts
   12-01-05                        12.00%         $29,755,000(d)     $29,903,775
Total                                                                 34,418,775

Industrial equipment & services (1.3%)
Joy Global
  Company Guaranty
   03-15-12                         8.75            8,460,000(d)       8,586,900
Motors & Gears
  Sr Nts Series D
   11-15-06                        10.75           10,350,000          9,884,250
Terex
  Company Guaranty
   07-15-11                         9.25            8,535,000          8,961,750
  Company Guaranty Series B
   04-01-11                        10.38            4,000,000          4,380,000
Total                                                                 31,812,900

Insurance (0.6%)
Americo Life
  Sr Sub Nts
   06-01-05                         9.25           15,225,000         15,148,875

Leisure time & entertainment (11.0%)
Alliance Atlantis Communications
  (U.S. Dollar) Sr Sub Nts
   12-15-09                        13.00           10,750,000(c)      12,040,000
AMC Entertainment
  Sr Sub Nts
   02-01-11                         9.50            6,000,000          6,060,000
   02-01-12                         9.88           16,550,000(d)      16,881,000
Ameristar Casinos
  Company Guaranty
   02-15-09                        10.75            9,090,000          9,999,000
AOL Time Warner
   05-01-12                         6.88           10,000,000          9,792,130
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                         9.25            7,920,000          8,197,200
Cinemark USA
  Sr Sub Nts Series B
   08-01-08                         8.50            3,075,000          2,967,375
   08-01-08                         9.63           10,685,000         10,698,356
Coast Hotels & Casino
  Company Guaranty
   04-01-09                         9.50           20,000,000         21,200,000
Hammons (JQ) Hotels
   1st Mtge
   05-15-12                         8.88           10,000,000(k)      10,150,000
HMH Properties
  Company Guaranty Series A
   08-01-05                         7.88           10,600,000         10,388,000
  Company Guaranty Series B
   08-01-08                         7.88            8,000,000          7,760,000
Mandalay Resort Group
  Sr Nts
   08-01-08                         9.50            2,800,000          3,038,000
MGM Mirage
  Company Guaranty
   06-01-07                         9.75            4,000,000          4,305,000
   09-15-10                         8.50           13,500,000         14,411,304
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11                         8.38            7,125,000          7,303,125
   04-01-12                         8.00            5,600,000(d)       5,614,000
Pinnacle Entertainment
  Company Guaranty Series B
   02-15-07                         9.25           11,400,000(d)      10,944,000
Regal Cinemas
  Company Guaranty
   02-01-12                         9.38           14,920,000(d)      15,628,700
Resort Intl Hotel/Casino
   1st Mtge
   03-15-09                        11.50           10,800,000(d)      10,422,000
RFS Partnership LP
  Company Guaranty
   03-01-12                         9.75            9,875,000(d)      10,319,375
Six Flags
  Sr Nts
   06-15-07                         9.75            7,400,000          7,696,000
   02-01-09                         9.50            4,800,000          4,968,000
   02-01-10                         8.88            3,000,000(d)       3,030,000
Station Casinos
  Sr Nts
   02-15-08                         8.38            4,200,000          4,336,500
  Sr Sub Nts
   07-01-10                         9.88            7,870,000          8,460,250
Steinway Musical Instruments
  Company Guaranty
   04-15-11                         8.75            4,000,000          4,080,000
Trump Atlantic City Assn/Funding
  1st Mtge Company Guaranty
   05-01-06                        11.25            1,280,000            972,800
United Artists Theatre
   07-01-15                         9.30            4,079,892          3,753,500
  Series 1995A
   07-01-15                         9.30           13,030,185         11,987,771

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
33  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon       Principal            Value(a)
                                   rate         amount
Leisure time & entertainment (cont.)
Venetian Casinos
  2nd Mtge
   06-15-10                        11.00%       $9,500,000(h,k)      $9,856,250
Total                                                               267,259,636

Media (10.0%)
Adelphia Communications
  Sr Nts
   11-01-06                        10.25         5,000,000(b)         3,625,000
   06-15-11                        10.25         1,600,000(b)         1,168,000
  Zero Coupon Sr Disc Nts
   03-15-03                        13.00         2,400,000(b,l)       1,608,000
  Zero Coupon Sr Disc Nts Series B
   01-15-08                        16.19         1,600,000(b,l)         656,000
American Media Operation
  Sr Sub Nts
   05-01-09                        10.25         8,825,000(d)         9,365,531
Australis Holdings Property
  (U.S. Dollar) Sr Disc Nts
   11-01-02                        15.00        17,753,000(b,c)           1,775
Australis Media
  (U.S. Dollar)
   05-15-03                        15.75        43,500,000(b,c,i)            --
  (U.S. Dollar) Sr Disc Nts
   05-15-03                        15.75           469,560(b,c,i)            --
CanWest Media
  (U.S. Dollar) Sub Sr Nts
   05-15-11                        10.63         4,605,000(c)         4,984,913
Charter Communications Holdings LLC
  Sr Nts
   04-01-07                         8.25         8,300,000            7,179,500
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-01-09                        10.00         6,200,000            5,580,000
   10-01-09                        10.75         8,400,000            7,770,000
   11-15-09                         9.63        10,000,000(d)         8,850,000
   01-15-10                        10.25        12,850,000           11,532,875
   05-15-11                        10.00           800,000              702,000
  Zero Coupon Sr Disc Nts
   01-15-07                        12.13        33,425,000(d,g)      16,628,938
Coaxial Communications/Phoenix
  Company Guaranty
   08-15-06                        10.00        12,795,000           12,795,000
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                         8.75         8,845,000(c,d)       9,121,406
CSC Holdings
   02-15-13                         9.88         4,000,000            3,970,000
  Sr Nts Series B
   04-01-11                         7.63         5,000,000            4,687,130
Cumulus Media
  Company Guaranty
   07-01-08                        10.38        22,495,000           24,182,124
Diamond Cable Communications
  (U.S. Dollar) Sr Disc Nts
   12-15-05                        11.75         7,500,000(b,c)       2,362,500
   02-15-07                        10.75        11,870,000(b,c)       3,739,050
Frontiervison LP/Capital
  Sr Sub Nts
   10-15-06                        10.00         7,520,000(b)         6,805,600
Mediacom Broadband LLC
  Company Guaranty
   07-15-13                        11.00         3,710,000            3,774,925
Nexstar Finance LLC
  Company Guaranty
   04-01-08                        12.00         2,490,000            2,745,225
Paxson Communications
  Company Guaranty
   07-15-08                        10.75         4,675,000            5,060,688
  Zero Coupon Sr Disc Nts
   01-15-06                        12.25        10,415,000(g)         7,524,838
Pegasus Media & Communications
  Series B
   07-01-05                        12.50        24,445,000           19,800,450
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                        11.13        15,800,000(c)        16,116,000
Sinclair Broadcast Group
  Sr Sub Nts
   12-15-11                         8.75         5,110,000(d)         5,288,850
   03-15-12                         8.00         9,460,000(d)         9,460,000
Susquehanna Media
  Sr Sub Nts
   05-15-09                         8.50         2,400,000            2,448,000
TeleWest Communications
  (U.S. Dollar) Zero Coupon Sr Disc Nts
   02-01-05                        13.25        10,000,000(c,g)       3,200,000
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   12-31-05                        13.00        13,487,058(c,f,k)    13,487,058
XM Satellite Radio
   03-15-10                        14.00         8,800,000            5,808,000
Total                                                               242,029,376

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
34  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon         Principal            Value(a)
                                   rate           amount
Metals (2.6%)
AK Steel
  Sr Nts
   12-15-06                         9.13%     $10,200,000           $10,620,750
Great Lakes Carbon
  Company Guaranty
  Pay-in-kind Series B
   05-15-08                        10.25       26,537,569            19,107,049
Imexsa Export Trust
  (U.S. Dollar)
   05-31-03                        10.13        1,082,280(c,d)          400,444
Jorgensen (Earle M.)
   06-01-12                         9.75        9,390,000(d)          9,460,425
Koppers Industry
  Company Guaranty
   12-01-07                         9.88        8,000,000             8,160,000
Neenah
  Sr Sub Nts Series B
   05-01-07                        11.13        7,570,000             4,655,550
  Sr Sub Nts Series D
   05-01-07                        11.13        3,200,000             1,968,000
WCI Steel
  Sr Nts Series B
   12-01-04                        10.00       18,775,000             9,763,000
Total                                                                64,135,218

Miscellaneous (4.8%)
Advanced Accessory/ASS Cap
  Company Guaranty Series B
   10-01-07                         9.75        6,025,000             5,618,313
Centaur Mining & Exploration
  (U.S. Dollar) Company Guaranty
   12-01-07                        11.00        6,825,000(b,c)          341,250
Eott Energy Partners LP/Energy Finance
  Company Guaranty
   10-01-09                        11.00       18,320,000            14,472,800
ISG Resources
   04-15-08                        10.00       16,420,000            15,434,799
Isle of Capri Casinos
  Company Guaranty
   04-15-09                         8.75        8,200,000             8,425,500
Meritage
  Company Guaranty
   06-01-11                         9.75       11,640,000            12,265,650
MSX Intl
  Company Guaranty
   01-15-08                        11.38        8,910,000             6,248,138
Nationwide Credit
  Sr Nts Series A
   01-15-08                        10.25        7,240,000(b)          1,810,000
Omega Cabinets
  Sr Sub Nts
   06-15-07                        10.50        8,509,000             8,955,723
Outsourcing Solutions
  Sr Sub Nts Series B
   11-01-06                        11.00       26,075,000            22,424,499
Prime Succession Holding
  Cv Pay-in-kind
   08-29-04                        14.25          850,612(b,f,i)             --
Rural Cellular
  Series A
   04-03-08                         6.00       10,108,669(k)          8,996,715
Von Hoffman
  Company Guaranty
   03-15-09                        10.25        6,975,000(d)          7,271,438
Von Hoffman Press
  Sr Sub Nts
   05-15-07                        10.88        4,595,000(d)          4,480,125
Total                                                               116,744,950

Multi-industry conglomerates (0.9%)
Jordan Inds
  Sr Nts Series D
   08-01-07                        10.38       18,060,000            11,739,000
Trimas
  Sr Sub Nts
   06-15-12                         9.88        4,210,000(h,k)        4,304,725
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   02-15-06                         6.38        5,800,000(c)          5,282,164
Total                                                                21,325,889

Paper & packaging (5.7%)
Abitibi-Consolidated
  (U.S. Dollar)
   08-01-10                         8.55       12,000,000(c)         12,612,456
Berry Plastics
  Company Guaranty Series B
   07-15-07                        11.00        6,400,000             6,912,000
BPC Holding
  Sr Nts Series B
   06-15-06                        12.50       27,546,541            29,061,601
Crown Paper
  Sr Sub Nts
   09-01-05                        11.00       29,470,000(b)          2,357,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
35  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon         Principal         Value(a)
                                   rate           amount
Paper & packaging (cont.)
Doman Inds
  (U.S. Dollar) Sr Nts Series B
   11-15-07                         9.25%     $14,745,000(c)      $3,391,350
Graphic Packaging
  Sr Sub Nts
   02-15-12                         8.63       15,160,000(d)      15,842,200
Plastipak Holdings
  Company Guaranty
   09-01-11                        10.75        9,195,000         10,068,525
Pliant
  Company Guaranty
   06-01-10                        13.00        9,320,000          9,739,400
  Sr Sub Nts
   06-01-10                        13.00        6,320,000(k)       6,572,800
Silgan Holdings
  Sr Sub Deb
   06-01-09                         9.00        5,410,000(k)       5,639,925
   06-01-09                         9.00       17,730,000         18,483,525
Tembec Inds
  (U.S. Dollar) Sr Nts
   03-15-12                         7.75        2,200,000(c,k)     2,150,500
  Company Guaranty
   06-30-09                         8.63        8,000,000          8,160,000
Temple-Inland
  Sr Nts
   05-01-12                         7.88        8,200,000          8,614,215
Total                                                            139,606,097

Real estate investment trust (0.5%)
MeriStar Hospitality
  Company Guaranty
   01-15-08                         9.00        3,550,000          3,585,500
MeriStar Hospitality Operating Partnership Finance
  Sr Nts
   06-15-09                        10.50        7,775,000(d)       8,222,063
Total                                                             11,807,563

Restaurants & lodging (2.7%)
Extended Stay America
  Sr Sub Nts
   06-15-11                         9.88       13,400,000         14,036,500
Park Place Entertainment
  Sr Sub Nts
   05-15-11                         8.13       18,600,000         18,576,750
Prime Hospitality
  Sr Sub Nts
   05-01-12                         8.38       10,000,000(k)      10,025,000
Starwood Hotels Resorts
   05-01-12                         7.88       24,140,000(d)      24,381,400
Total                                                             67,019,650

Retail (2.0%)
Advance Stores
  Company Guaranty
   04-15-08                        10.25        4,470,000          4,749,375
Dairy Mart Convenience Stores
  Company Guaranty Series B
   03-15-04                        10.25        6,250,000(b)       1,875,000
  Sr Sub Nts
   03-15-04                        10.25       17,675,000(b)       5,302,500
Flooring America
  Company Guaranty
   10-15-07                         9.25        9,245,000(b)             925
Pathmark Stores
  Company Guaranty
   02-01-12                         8.75       11,250,000         11,700,000
Rite Aid
   01-15-07                         7.13        4,875,000          3,363,750
  Company Guaranty
   06-15-06                        12.50        4,000,000          3,800,000
  Sr Nts
   04-15-05                         7.63        4,400,000          3,520,000
United Auto Group
  Sr Sub Nts
   03-15-12                         9.63       14,890,000(d)      15,671,725
Total                                                             49,983,275

Transportation (0.8%)
ArvinMeritor
   03-01-12                         8.75        1,600,000          1,723,856
Interpool
   08-01-07                         7.20        3,760,000          3,602,505
   08-01-07                         7.35       16,000,000         15,314,288
Total                                                             20,640,649

Utilities -- electric (1.6%)
Mirant Americas Generation LLC
  Sr Nts
   05-01-06                         7.63       32,380,000         28,656,300
Western Resources
   05-01-07                         7.88       11,195,000(d)      11,349,390
Total                                                             40,005,690

Utilities -- telephone (4.1%)
Adelphia Business Solutions
  Sr Nts Series B
   09-01-04                        12.25       22,600,000(b)       1,356,000
Dobson Communications
  Sr Nts
   07-01-10                        10.88          990,000            876,150

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
36  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                            Coupon         Principal           Value(a)
                                   rate           amount
Utilities -- telephone (cont.)
Dobson/Sygnet Communications
  Sr Nts
   12-15-08                        12.25%     $19,600,000          $17,542,000
Intermedia Communications
  Zero Coupon Sr Disc Nts Series B
   07-15-02                        10.00        1,600,000(g)         1,152,000
Nextel Communications
  Zero Coupon Sr Disc Nts
   10-31-02                         9.75       73,530,000(g)        47,059,200
Western Wireless
  Sr Sub Nts
   02-01-07                        10.50       17,300,000           13,407,500
WorldCom
   05-15-03                         7.88       16,700,000           14,111,500
  Sr Nts
   08-15-05                         6.40        9,000,000            5,130,000
Total                                                              100,634,350

Total bonds
(Cost: $2,338,929,546)                                          $2,140,411,067

Common stocks (--%)(b)
Issuer                                            Shares              Value(a)
Arena Brands                                      111,111(k)        $1,111,110
PhoneTel Technologies                           1,648,800(m)            65,952
Prime Succession Holdings                       1,197,838                    1

Total common stocks
(Cost: $37,446,226)                                                 $1,177,063

Preferred stocks & other (7.4%)
Issuer                                             Shares             Value(a)
Adelphia Communications
  13.00% Cm Series B                              148,150           $2,518,550
Bestel
  Warrants                                          4,000(b)           180,000
Century Maintenance Supply
  13.25% Pay-in-kind Series C                     213,619(f)        19,225,710
Communications & Power Inds                       169,377(b,i)              --
  Series B                                              6(b,i)              --
CSC Holdings
  11.13% Cm Series M                              435,940           39,234,600
  11.75% Cm Series H                              275,126           25,311,592
Dobson Communications
  13.00% Pay-in-kind                               13,135(f)         9,851,250
Horizon PCS
  Warrants                                         26,625(b)           718,875
Intermedia Communications
  13.50% Series B                                  19,465            7,591,279
IPCS
  Warrants                                         14,810(b)           148,100
Nextel Communications
  11.13% Pay-in-kind Series E                      14,414(f)         5,261,110
  13.00% Cm Pay-in-kind
   Series D                                        28,968(f)        13,470,120
NTL
  13.00% Pay-in-kind Series B                      35,588(f)           711,760
Pegasus Satellite
  12.75% Cm Series B                               18,014            2,161,680
Rural Cellular
  12.25% Pay-in-kind                               26,241(f)         7,872,300
SGW Holding
  Cm Pay-in-kind
   Series B                                       196,660(b,i,k)            --
  Cv Series A                                      87,091(b,i,k)            --
  Warrants                                          2,750(b,i,k)            --
UbiquiTel
  Warrants                                         21,940(b)           548,500
Varde Fund V LP                                25,000,000(e,k)      29,836,589
Wayland Investment
  Fund LLC                                     26,000,000(e,k)      17,752,586
XM Satellite Radio
  Warrants                                         10,750(b)            83,313

Total preferred stocks & other
(Cost: $335,244,109)                                              $182,477,914

Short-term securities (3.4%)
Issuer                          Annualized        Amount             Value(a)
                               yield on date    payable at
                                of purchase      maturity

U.S. government agencies (2.0%)
Federal Home Loan Bank Disc Nts
   06-07-02                         1.74%     $15,000,000          $14,994,925
   06-19-02                         1.68        3,400,000            3,397,150
   07-24-02                         1.71       20,200,000           20,152,149
Federal Home Loan Mtge Corp Disc Nts
   06-04-02                         1.73        3,000,000            2,999,423
   06-13-02                         1.77        2,500,000            2,498,524
   08-09-02                         1.87        6,000,000            5,981,016
Total                                                               50,023,187

Commercial paper (1.4%)
Corporate Receivables
   06-18-02                         1.93        2,500,000(j)         2,497,613
Falcon Asset
   06-17-02                         1.91        6,900,000(j)         6,893,810

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
37  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Issuer                          Annualized            Amount           Value(a)
                               yield on date        payable at
                                of purchase          maturity
Commercial paper (cont.)
Southern Co Funding
   06-14-02                         1.80%         $10,000,000(j)      $9,992,999
   07-05-02                         1.78            8,400,000(j)       8,384,987
Variable Funding Capital
   06-03-02                         1.83            6,500,000(j)       6,499,009
Total                                              34,268,418

Total short-term securities
(Cost: $84,289,229)                                                  $84,291,605

Total investments in securities
(Cost: $2,795,909,110)(n)                                         $2,408,357,649

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2002, the value of foreign securities represented 5.2% of net assets.
(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
     registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e)  The  share  amount  for  Limited  Liability   Companies  (LLC)  or  Limited
     Partnerships (LP) represents capital contributions.
(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.
(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(h) At May 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued or forward-commitment basis was $29,078,469.
(i)  Negligible market value.
(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

--------------------------------------------------------------------------------
38  AXP EXTRA INCOME FUND -- ANNUAL REPORT

(k)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at May 31, 2002, is as follows:

     Security                                                            Acquisition              Cost
                                                                            dates
     aai Pharma*
          11.00% Sr Sub Nts 2010                                   03-27-02 thru 05-29-02    $  1,738,555
     Arena Brands
          Common                                                          09-03-92              5,888,888
     Beazer Homes USA*
          8.38% Sr Nts 2012                                               04-11-02              9,455,000
     Dura Operating*
          8.63% Sr Nts 2012                                        04-04-02 thru 04-08-02      12,456,250
     El Paso Energy Partners*
          8.50% Company Guaranty 2011                                     05-14-02             15,300,000
     Hammons (JQ) Hotels*
          8.88% 1st Mtge 2012                                      05-14-02 thru 05-29-02      10,000,000
     Huntsman Intl LLC*
          9.88% Sr Nts 2009                                        03-18-02 thru 04-02-02      10,663,750
     Pacificare Healthcare Services*
          10.75% Sr Nts 2009                                       05-16-02 thru 05-21-02       6,634,216
     Pliant*
          13.00% Sr Sub Nts 2010                                          04-05-02              6,557,126
     Prime Hospitality*
          8.38% Sr Sub Nts 2012                                    04-16-02 thru 05-13-02      10,000,000
     Qwest*
          8.88% 2012                                                      05-30-02              4,894,000
     Rural Cellular
          6.00% Series A 2008                                      12-11-01 thru 01-17-02       9,461,605
     Seagate Technology*
          8.00% Sr Nts 2009                                               05-02-02             12,680,000
     SGW Holdings
          12.50% Pay-in-kind Series B                              08-12-97 thru 02-11-02         268,720
          Cv Series A                                                     08-12-97                899,998
          Warrants                                                        08-12-97                867,900
     Silgan Holdings*
          9.00% Sr Sub Deb 2009                                           04-23-02              5,572,300
     Sybron Dental Specialties*
          8.13% Sr Sub Nts 2012                                           05-22-02              8,093,000
     Tembec Inds*
          7.75% (U.S. Dollar) Sr Nts 2012                                 05-17-02              2,150,500
     Trimas*
          9.88% Sr Sub Nts 2012                                           05-23-02              4,176,909
     US Unwired
          11.37% Zero Coupon Company Guaranty Series B 2004        11-30-01 thru 05-20-02       6,689,375
     Varde Fund V LP                                               04-27-00 thru 06-19-00      25,000,000
     Venetian Casinos*
          11.00% 2nd Mtge 2010                                            05-22-02              9,500,000
     Veninfotel
          (U.S. Dollar) 13.00% Cv Pay-in-kind 2005                        05-01-02             13,487,058
     Wayland Investment Fund LLC                                          05-17-00             28,911,480
     XTO Energy
          7.50% Sr Nts 2012                                               04-17-02             19,105,000

*    Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
     registration under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
39  AXP EXTRA INCOME FUND -- ANNUAL REPORT

(l)  For  zero  coupon  bonds,  the  interest  rate  disclosed   represents  the
     annualized effective yield on the date of acquisition.

(m) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2002 are as follows:

     Issuer                   Beginning    Purchase      Sales       Ending      Dividend   Value(a)
                                cost         cost        cost         cost        income
     PhoneTel
        Technologies        $23,769,375       $--    $ 1,805,263    $21,964,112     $--     $65,952
     Wilshire Financial
       Services*             25,203,750        --     25,203,750             --      --          --
                             ----------      ----     ----------    -----------    ----     -------
     Total                  $48,973,125       $--    $27,009,013    $21,964,112     $--     $65,952
                             ----------      ----     ----------    -----------    ----     -------

     *    Issuer was not an affiliate for the entire year ended May 31, 2002.

(n)  At May 31, 2002, the cost of securities for federal income tax purposes was
     $2,789,163,901   and  the  aggregate  gross  unrealized   appreciation  and
     depreciation based on that cost was:

     Unrealized appreciation                                      $  75,839,762
     Unrealized depreciation                                       (456,646,014)
                                                                   ------------
     Net unrealized depreciation                                  $(380,806,252)
                                                                  -------------
--------------------------------------------------------------------------------
40  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Extra Income Fund, Inc.
Fiscal year ended May 31, 2002

Class A
Income distributions taxable as dividend income, 14.12% qualifying for deduction by corporations.

Payable date                                Per share
June 26, 2001                                $0.02863
July 26, 2001                                 0.02656
Aug. 27, 2001                                 0.02708
Sept. 26, 2001                                0.02655
Oct. 26, 2001                                 0.02552
Nov. 26, 2001                                 0.02355
Dec. 20, 2001                                 0.02544
Jan. 25, 2002                                 0.02265
Feb. 26, 2002                                 0.02357
March 26, 2002                                0.02300
April 26, 2002                                0.02055
May 24, 2002                                  0.02049
Total distributions*                         $0.29359


Class B
Income distributions taxable as dividend income, 14.12% qualifying for deduction by corporations.

Payable date                                Per share
June 26, 2001                                $0.02654
July 26, 2001                                 0.02470
Aug. 27, 2001                                 0.02509
Sept. 26, 2001                                0.02472
Oct. 26, 2001                                 0.02378
Nov. 26, 2001                                 0.02172
Dec. 20, 2001                                 0.02401
Jan. 25, 2002                                 0.02051
Feb. 26, 2002                                 0.02171
March 26, 2002                                0.02138
April 26, 2002                                0.01877
May 24, 2002                                  0.01892
Total distributions*                         $0.27185

--------------------------------------------------------------------------------
41  AXP EXTRA INCOME FUND -- ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 14.12% qualifying for deduction by corporations.

Payable date                                Per share
June 26, 2001                                $0.02645
July 26, 2001                                 0.02464
Aug. 27, 2001                                 0.02503
Sept. 26, 2001                                0.02462
Oct. 26, 2001                                 0.02373
Nov. 26, 2001                                 0.02168
Dec. 20, 2001                                 0.02391
Jan. 25, 2002                                 0.02049
Feb. 26, 2002                                 0.02171
March 26, 2002                                0.02138
April 26, 2002                                0.01879
May 24, 2002                                  0.01893
Total distributions*                         $0.27136

Class Y
Income distributions taxable as dividend income, 14.12% qualifying for deduction by corporations.

Payable date                                Per share
June 26, 2001                                $0.02909
July 26, 2001                                 0.02697
Aug. 27, 2001                                 0.02752
Sept. 26, 2001                                0.02696
Oct. 26, 2001                                 0.02591
Nov. 26, 2001                                 0.02395
Dec. 20, 2001                                 0.02576
Jan. 25, 2002                                 0.02312
Feb. 26, 2002                                 0.02398
March 26, 2002                                0.02334
April 26, 2002                                0.02094
May 24, 2002                                  0.02083
Total distributions*                         $0.29837

* $0.05 per share represents a tax return of capital.

--------------------------------------------------------------------------------
42  AXP EXTRA INCOME FUND -- ANNUAL REPORT

AXP Extra Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INEAX    Class B:IEIBX
Class C: APECX    Class Y:N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6370 V (7/02)